WAIVER NO. 1
TO RECEIVABLES PURCHASE AGREEMENT

THIS WAIVER NO. 1 (this "Waiver"), dated as of January 28, 2005, is among Truck Retail Accounts Corporation, a Delaware corporation ("Seller"), Navistar Financial Corporation, a Delaware corporation ("Navistar"), as initial Servicer (Navistar, together with Seller, the "Seller Parties" and each a "Seller Party"), the entities listed on Schedule A to this Agreement (together with any of their respective successors and assigns hereunder, the "Financial Institutions"), Jupiter Securitization Corporation ("Conduit") and Bank One, NA (Main Office Chicago), as agent for the Purchasers hereunder or any successor agent hereunder (together with its successors and assigns hereunder, the "Agent"), and pertains to that certain RECEIVABLES PURCHASE AGREEMENT dated as of April 8, 2004 by and among the parties hereto (the "Agreement"). Unless defined elsewhere herein, capitalized terms used in this Waiver have the meanings assigned to such terms in the Agreement.

PRELIMINARY STATEMENTS

The Seller Parties have requested that the Agent and the Purchasers agree to waive a certain provision of the Agreement; and

The Agent and the Purchasers are willing to agree to the requested waiver on the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                      Waiver. The requirement in Section 7.1(a)(i ) of the Agreement for delivery of annual financial statements of Parent, Transferor and the Seller for fiscal year 2004 is hereby waived through and including February 28, 2005.

Section 2.                      Representations and Warranties. In order to induce the parties to enter into this Waiver, each of the Seller Parties hereby represents and warrants to the Agent and the Purchasers that (a) after giving affect to this Waiver, each of such Seller Party's representations and warranties contained in Article V of the Agreement is true and correct as of the date hereof, (b) the execution and delivery by such Seller Party of this Waiver, and the performance of its obligations hereunder, are within its corporate or limited partnership, as applicable, powers and authority and have been duly authorized by all necessary corporate or limited partnership, as applicable, action on its part, and (c) this Waiver has been duly executed and delivered by such Seller Party and constitutes the legal, valid and binding obligation of such Seller Party enforceable against such Seller Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Section 3.                      Condition Precedent. This Waiver shall become effective as of the date first above written upon receipt by the Agent of counterparts hereof duly executed by each of the parties hereto.

Section 4.                       Miscellaneous.

(a)           THIS WAIVER SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS,

(c)           Except as expressly modified hereby, the Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed. This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

(c)            This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their duly authorized officers as of the date hereof.

TRUCK RETAIL ACCOUNTS CORPORATION

By:  /s/ ANDREW J. CEDEROTH
Name:  Andrew J. Cederoth
Title:    V.P., Treasurer

NAVISTR FINANCIAL CORPORATION

By:  /s/ ANDREW J. CEDEROTH
Name:  Andrew J. Cederoth
Title:    V.P., Treasurer

JUPITER SECURIZATION CORPORATION

By:  /s/ BETH M. PROVAIZANA
Its:      Authorized Signatory

JPMORGAN CHASE BANK, N.A, (successor by merger to
Bank One, N.A. (Main Office Chicago), individually
as a Financial Institution and as Agent

By:  /s/ BETH M. PROVAIZANA
Its:       Vice President